Oppenheimer Total Return Fund, Inc.
Annual Report December 31, 1995

[COVER PHOTO]                                    "We want

                                                  our money

                                                  to grow

                                                  because we

                                                  have some

                                                  long-term

                                                  goals, but

                                                  we also have

                                                  needs today."



[LOGO-OPPENHEIMER FUNDS(R)]

This Fund is for people who want growth over time.
And because the Fund also seeks to provide income, investors can look out for today's needs too.

News

Outperformed Average

Cumulative Total Return for the
10-Year Period Ended 12/31/95:

Oppenheimer Total Return Fund
Class A (at net asset value)(1)

290.52%

Lipper Growth & Income Funds
Average(3)

232.99%

The Funds Class A shares
are ranked **** among
1,371 equity funds as of
12/31/95 by Morningstar
Mutual Funds.(4)





How Your Fund Is Managed

Oppenheimer Total Return Fund, Inc. offers long-term investors the opportunity for high total return. This strategy offers the potential for long-term growth plus income by investing in stocks with growth potential as well as income-producing stocks and bonds.

     This disciplined approach helps to reduce risk through diversification and enables the Fund to take advantage of a wide variety of market conditions.

Performance

Total return at net asset value for the 12 months ended 12/31/95 was 30.12% for Class A shares and 29.03% for Class B shares.(1)

     Your Funds average annual total returns at maximum offering price for Class A shares for the 1-, 5-, and 10-year periods ended 12/31/95 were 22.64%, 16.06% and 13.92%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 5/1/93 were 24.03% and 10.74%, respectively.(2)


Outlook

"We continue to be very optimistic about the stock and bond markets and the Fund. The interest rate environment seems favorable, inflation has remained benign, and most important, we continue to find companies that show very strong earnings growth."

                                                Bruce Bartlett and Diane Sobin
                                                            Portfolio Managers
                                                             December 31, 1995


Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.


1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B returns show results of hypothetical investments on 12/31/94 and 5/1/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). For Class Y shares, the average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 6/1/94 were 30.23% and 15.79%, respectively. Class C cumulative total return since inception (8/29/95) was 7.82%. An explanation of the different performance calculations is in the Funds prospectus.

3. Source: Lipper Analytical Services. The Lipper total return average for the 10-year period was for 120 growth and income funds. The average is shown for comparative purposes only. Oppenheimer Total Return Fund, Inc. is characterized by Lipper as a growth and income fund. Lipper performance does not take sales charges into consideration.

4. Source: Morningstar Mutual Funds, 12/31/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories (equity, taxable bond, tax-exempt bond, or "hybrid") based on risk-adjusted investment returns, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5-, and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a funds category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" and 1 star is the "lowest"
(bottom 1%). The 4-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were 3 and 4 stars, respectively, weighted 40%/60%, respectively. There were 1,371 and 936 funds ranked in those respective periods. Rankings are subject to change. The Funds Class A, B, C and Y shares have the same portfolio.



2  Oppenheimer Total Return Fund, Inc.

[Photo: James C. Swain]
Chairman
Oppenheimer
Total Return Fund


[Photo: Bridget A. Macaskill]
President
Oppenheimer
Total Return Fund

Dear OppenheimerFunds Shareholder,

The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits--but not so fast as to rekindle inflation. And intermediate-and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

     Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

     The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competitors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

     But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

     With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

     Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

     But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding international economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                   /s/ BRIDGET A. MACASKILL

James C. Swain                       Bridget A. Macaskill


January 22, 1996


3  Oppenheimer Total Return Fund, Inc.

[Photos Left:Diane Sobin and Bruce Bartlett. Right: Michael Levine]


Q + A


Q How has the Fund performed?


An interview with your Fund's managers.


How has the Fund performed over the past 12 months?

The Fund has performed very well. Much of the Fund's good performance is attributable to its unique style of management. The Fund combines the best attributes of growth and value investment styles, each of which has been successful independently, but at different times. We're bringing the proven advantages of both strategies together for consistent superior return potential.

[Photo: Jane Putnam]

What investments positively contributed to the Fund's performance?

The Fund has largely been driven by performance on the growth side of the equation. In a period of favorable interest rates and slowing economic growth, investors' attention decidedly turned to companies that were able to maintain above average earnings growth.

     Over the period, we had substantial exposure to some of the best-performing areas of the market, with sig-nificant weightings in tech- nology and healthcare stocks.

     On the value side, our strategy worked well in areas where we were able to capitalize on restructuring activity. Throughout the year, we found companies working to improve productivity and efficiency--activities that can increase returns to shareholders. A good example of this restructuring theme is in banking, where an increase in merger activity should lead to better market penetration and efficiency.(1)

Were there any investments that didn't perform as well as you'd expected?

Investments in the basic materials sector generally underperformed the market as the economy slowed. While earnings for companies in this sector--typically chemi-




1. The Fund's portfolio is subject to change.


4  Oppenheimer Total Return Fund, Inc.

Facing page
Top left: Diane Sobin and Bruce Bartlett, Portfolio Managers

Top right: Michael Levine, Member of Equity Investments Team

Bottom: Jane Putnam, Member of Equity Investments Team

This page
Top: Robert Doll, Executive VP, Director of Equity Investments

Bottom: Bruce Bartlett, Member of Equity Investments Team


A The Fund has performed very well.

[Photo]

cal, paper, and metals firms--are currently strong, future earnings are less predictable. Consequently, the market sold them off in favor of traditional growth stocks.

What areas are you currently targeting?

     Because they've corrected so much, basic materials companies are now attractively priced. As a result, we're currently searching out the best stocks in that sector. We're targeting both the higher quality firms and those that have shown the strongest earnings growth potential.

     Beyond our focus on basic materials, we're emphasizing companies that have a relatively high degree of earnings visibility and predictability. During the second half of the year, we also increased our holdings of both domestic and foreign pharmaceutical firms. We believe these companies have good prospects for growth in both earnings and dividends.

     Furthermore, we consider U.S.-headquartered multinational companies attractive based on their potential to grow earnings both domestically and internationally.

     In terms of income, we took profits in some of our long-term bonds after their rally. At this time, we believe the best opportunities are in a combination of convertible securities, utility, and energy stocks, as well as cash.

     We've been taking profits in some of our top performing stocks, and we've increased our cash position to around 12%. At this time, cash works for us in three ways. It's providing competitive income, but just as important, it can provide a cushion against possible market volatility, and it's ready for us to put to use when we find good buying opportunities.

[Photo]

What is your outlook for the Fund?

We continue to be very optimistic about the stock and bond markets and the Fund. The interest rate environment seems favorable, inflation has remained benign, and most important, we continue to find companies that show very strong earnings growth. We believe these factors suggest a continuation of a strong market environment, and that the Fund's growth and value strategy can position us to take advantage of it.[Solid Box]


5  Oppenheimer Total Return Fund, Inc.

                    Contents

                    Statement of Investments                     7
                    Statement of Assets & Liabilities           15
                    Statement of Operations                     16
                    Statements of Changes in Net Assets         17
                    Financial Highlights                        18
                    Notes to Financial Statements               20
                    Independent Auditors' Report                24
                    Federal Income Tax Information              25
                    Shareholder Meeting                         25


                    6  Oppenheimer Total Return Fund, Inc.

                    Statement of Investments   December 31, 1995


                                                                                                        Face           Market Value
                                                                                                        Amount         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Treasury--1.1%      U.S. Treasury Nts.:
                    7.50%, 12/31/96                                                                   $ 6,670,000       $ 6,820,075
                    7.75%, 11/30/99                                                                    10,000,000        10,837,500
                    7.75%, 12/31/99                                                                     5,000,000         5,429,684
                                                                                                                        -----------
                    Total U.S. Government Obligations (Cost $21,660,941)                                                 23,087,259

===================================================================================================================================
Convertible Corporate Bonds and Notes--3.8%
-----------------------------------------------------------------------------------------------------------------------------------
                    ADT Operations, Inc., Zero Coupon Cv. Sub. Nts., 6.50%, 7/6/10(1)                  10,000,000         4,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    AMR Corp., 6.125% Cv. Sub. Debs., 11/1/24                                           8,000,000         8,320,000
                    ---------------------------------------------------------------------------------------------------------------
                    Danka Business Systems PLC, 6.75% Cv. Sub. Nts., 4/1/02                             4,500,000         6,311,250
                    ---------------------------------------------------------------------------------------------------------------
                    Delta Air Lines, Inc., 3.23% Cv. Sub. Nts., 6/15/03                                 4,000,000         3,810,000
                    ---------------------------------------------------------------------------------------------------------------
                    Dovatron International Inc., 6% Cv. Sub. Nts., 10/15/02(2)                          5,000,000         5,200,000
                    ---------------------------------------------------------------------------------------------------------------
                    Federated Department Stores, Inc., 5% Cv. Sub. Nts., 10/1/03                        3,200,000         3,236,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Financial Management Corp., 5% Cv. Debs., 12/15/99                            5,000,000         7,806,250
                    ---------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp., 5% Cv. Sub. Debs., 4/1/01                                        4,000,000         6,410,000
                    ---------------------------------------------------------------------------------------------------------------
                    Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs., 8/15/00(2)(3)(7)        3,000,000           855,000
                    ---------------------------------------------------------------------------------------------------------------
                    Staples, Inc., 4.50% Cv. Nts., 10/1/00(2)                                           2,500,000         2,512,500
                    ---------------------------------------------------------------------------------------------------------------
                    Telxon Corp., 5.75% Cv. Debs., 1/1/03(2)                                            3,500,000         3,797,500
                    ---------------------------------------------------------------------------------------------------------------
                    Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(2)                               4,000,000         4,305,000
                    ---------------------------------------------------------------------------------------------------------------
                    Thermo Electron Corp., 5% Cv. Debs., 4/15/01                                        5,000,000         8,225,000
                    ---------------------------------------------------------------------------------------------------------------
                    Time Warner, Inc., 8.75% Cv. Sr. Nts., 1/10/15                                      6,598,850         6,829,810
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Cellular Corp., Zero Coupon Cv. Liquid Yield Option Nts., 5.92%, 6/15/15(1)   17,644,000         6,263,620
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Filter Corp., 6% Cv. Sub. Nts., 9/15/05(2)                                     2,500,000         2,859,375
                                                                                                                        -----------
                    Total Convertible Corporate Bonds and Notes (Cost $68,645,260)                                       81,491,305

                                                                                                      Shares
===================================================================================================================================
Common Stocks--79.0%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.9%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.5%     Du Pont (E.I.) De Nemours & Co.                                                       135,000         9,433,125
                    ---------------------------------------------------------------------------------------------------------------
                    Ethyl Corp.                                                                           720,000         9,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    Monsanto Co.                                                                           75,000         9,187,500
                    ---------------------------------------------------------------------------------------------------------------
                    Morton International, Inc.                                                            370,000        13,273,750
                    ---------------------------------------------------------------------------------------------------------------
                    PPG Industries, Inc.                                                                  130,000         5,947,500
                    ---------------------------------------------------------------------------------------------------------------
                    W.R. Grace & Co.                                                                      110,000         6,503,750
                                                                                                                        -----------
                                                                                                                         53,345,625

-----------------------------------------------------------------------------------------------------------------------------------
Gold--0.4%          Newmont Mining Corp.                                                                  180,000         8,145,000
-----------------------------------------------------------------------------------------------------------------------------------
Metals--1.7%        Aluminum Co. of America                                                               345,500        18,268,312
                    ---------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co.                                                              370,000         9,666,250
                    ---------------------------------------------------------------------------------------------------------------
                    Freeport-McMoRan Copper & Gold, Inc., Cl. B                                           300,000         8,437,500
                                                                                                                        -----------
                                                                                                                         36,372,062


                   7  Oppenheimer Total Return Fund, Inc.


                                                                                                                       Market Value
                                                                                                       Shares          See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Paper--0.3%                      Weyerhaeuser Co.                                                      100,000          $ 4,325,000
                                 --------------------------------------------------------------------------------------------------
                                 Willamette Industries, Inc.                                            65,000            3,656,250
                                                                                                                        -----------
                                                                                                                          7,981,250

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--14.0%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.6%            Clayton Homes, Inc.                                                   308,375            6,591,516
-----------------------------------------------------------------------------------------------------------------------------------
                                 General Motors Corp.                                                  120,000            6,345,000
                                                                                                                        -----------
                                                                                                                         12,936,516

-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--4.6%    Applebee's International, Inc.                                        200,000            4,550,000
                                 --------------------------------------------------------------------------------------------------
                                 Carnival Corp., Cl. A                                                 195,000            4,753,125
                                 --------------------------------------------------------------------------------------------------
                                 Eastman Kodak Co.                                                     110,000            7,370,000
                                 --------------------------------------------------------------------------------------------------
                                 Hasbro, Inc.                                                          120,000            3,720,000
                                 --------------------------------------------------------------------------------------------------
                                 Landry's Seafood Restaurants, Inc.(4)                                 450,000            7,678,125
                                 --------------------------------------------------------------------------------------------------
                                 McDonald's Corp.                                                      620,000           27,977,500
                                 --------------------------------------------------------------------------------------------------
                                 Regal Cinemas, Inc.(4)                                                 68,000            2,023,000
                                 --------------------------------------------------------------------------------------------------
                                 Starbucks Corp.(4)                                                     50,000            1,050,000
                                 --------------------------------------------------------------------------------------------------
                                 US West Media Group(4)                                                785,000           14,915,000
                                 --------------------------------------------------------------------------------------------------
                                 Walt Disney Co.                                                       250,000           14,750,000
                                 --------------------------------------------------------------------------------------------------
                                 Wendy's International, Inc.                                           500,000           10,625,000
                                                                                                                        -----------
                                                                                                                         99,411,750

-----------------------------------------------------------------------------------------------------------------------------------
Media--0.8%                      Belo (A.H.) Corp., Series A                                           131,900            4,583,525
                                 --------------------------------------------------------------------------------------------------
                                 Dun & Bradstreet Corp.                                                200,000           12,950,000
                                                                                                                        -----------
                                                                                                                         17,533,525

-----------------------------------------------------------------------------------------------------------------------------------
Retail: General--2.9%            Authentic Fitness Corp.                                               242,000            5,021,500
                                 --------------------------------------------------------------------------------------------------
                                 Jones Apparel Group, Inc.(4)                                           75,000            2,953,125
                                 --------------------------------------------------------------------------------------------------
                                 Kohl's Corp.(4)                                                       165,000            8,662,500
                                 --------------------------------------------------------------------------------------------------
                                 May Department Stores Co.                                             290,000           12,252,500
                                 --------------------------------------------------------------------------------------------------
                                 Nordstrom, Inc.                                                        90,000            3,645,000
                                 --------------------------------------------------------------------------------------------------
                                 Revco D.S., Inc.(4)                                                   220,000            6,215,000
                                 --------------------------------------------------------------------------------------------------
                                 Sears, Roebuck & Co.                                                  115,000            4,485,000
                                 --------------------------------------------------------------------------------------------------
                                 Warnaco Group, Inc. (The), Cl. A                                      752,600           18,815,000
                                                                                                                        -----------
                                                                                                                         62,049,625



                                 8  Oppenheimer Total Return Fund, Inc.

                                                                                                                       Market Value
                                                                                                        Shares         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--5.1%          adidas AG, ADS(4)                                                      76,000         $  2,018,750
                                 --------------------------------------------------------------------------------------------------
                                 Alco Standard Corp.                                                   390,000           17,793,750
                                 --------------------------------------------------------------------------------------------------
                                 CompUSA, Inc.(4)                                                      200,000            6,225,000
                                 --------------------------------------------------------------------------------------------------
                                 General Nutrition Cos., Inc.(4)                                       455,000           10,465,000
                                 --------------------------------------------------------------------------------------------------
                                 Men's Wearhouse, Inc.(4)                                              297,400            7,658,050
                                 --------------------------------------------------------------------------------------------------
                                 Nike, Inc., Cl. B                                                     248,500           17,301,812
                                 --------------------------------------------------------------------------------------------------
                                 Nine West Group, Inc.(4)                                              350,000           13,125,000
                                 --------------------------------------------------------------------------------------------------
                                 OfficeMax, Inc.(4)                                                    244,000            5,459,500
                                 --------------------------------------------------------------------------------------------------
                                 Rite Aid Corp.                                                        325,000           11,131,250
                                 --------------------------------------------------------------------------------------------------
                                 Staples, Inc.                                                          25,000              609,375
                                 --------------------------------------------------------------------------------------------------
                                 Tandy Corp.                                                           110,000            4,565,000
                                 --------------------------------------------------------------------------------------------------
                                 The Limited, Inc.                                                     200,000            3,475,000
                                 --------------------------------------------------------------------------------------------------
                                 TJX Cos., Inc.                                                        360,000            6,795,000
                                 --------------------------------------------------------------------------------------------------
                                 Walgreen Co.                                                           85,000            2,539,375
                                                                                                                       ------------
                                                                                                                        109,161,862

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--11.0%
-----------------------------------------------------------------------------------------------------------------------------------
Food--0.6%                       CPC International, Inc.                                               120,000            8,235,000
                                 --------------------------------------------------------------------------------------------------
                                 Quaker Oats Co.                                                       130,000            4,485,000
                                                                                                                       ------------
                                                                                                                         12,720,000

-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--5.9%           Abbott Laboratories                                                   505,000           21,083,750
                                 --------------------------------------------------------------------------------------------------
                                 American Home Products Corp.                                           85,000            8,245,000
                                 --------------------------------------------------------------------------------------------------
                                 Astra AB Free, Series A                                               700,000           27,990,680
                                 --------------------------------------------------------------------------------------------------
                                 Bristol-Myers Squibb Co.                                              245,000           21,039,375
                                 --------------------------------------------------------------------------------------------------
                                 Johnson & Johnson                                                     120,000           10,275,000
                                 --------------------------------------------------------------------------------------------------
                                 Lilly (Eli) & Co.                                                     300,000           16,875,000
                                 --------------------------------------------------------------------------------------------------
                                 Smithkline Beecham PLC, ADR Equity Units (one ADR represents five equity units; each unit consists of one cl. B ordinary share
                                 and one share of cumulative participating preferred stock)(5)         275,000           15,262,500
                                 --------------------------------------------------------------------------------------------------
                                 Teva Pharmaceutical Industries Ltd., ADR                              150,000            6,956,250
                                                                                                                       ------------
                                                                                                                        127,727,555

-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &            Baxter International, Inc.                                            275,000           11,515,625
Services--2.2%                   --------------------------------------------------------------------------------------------------
                                 Guidant Corp.                                                         115,000            4,858,750
                                 --------------------------------------------------------------------------------------------------
                                 HEALTHSOUTH Corp.                                                     365,000           10,630,625
                                 --------------------------------------------------------------------------------------------------
                                 Lynx Therapeutics, Inc.(4)(6)                                         153,900               30,780
                                 --------------------------------------------------------------------------------------------------
                                 Medtronic, Inc.                                                       300,000           16,762,500
                                 --------------------------------------------------------------------------------------------------
                                 Molecular Devices Corp.(4)                                            265,000            2,782,500
                                                                                                                       ------------
                                                                                                                         46,580,780

-----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.6%            Kimberly-Clark Corp.                                                  160,000           13,240,000
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.7%                    Philip Morris Cos., Inc.                                              400,000           36,200,000

                                 9  Oppenheimer Total Return Fund, Inc.

                                                                                                                       Market Value
                                                                                                        Shares         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Energy--7.8%
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services &                Coastal Corp.                                                         200,000         $  7,450,000
Producers--3.9%                  --------------------------------------------------------------------------------------------------
                                 Coflexip SA, Sponsored ADR                                            227,000            4,284,625
                                 --------------------------------------------------------------------------------------------------
                                 Dresser Industries, Inc.                                              500,000           12,187,500
                                 --------------------------------------------------------------------------------------------------
                                 Halliburton Co.                                                       220,000           11,137,500
                                 --------------------------------------------------------------------------------------------------
                                 Kerr-McGee Corp.                                                      260,000           16,510,000
                                 --------------------------------------------------------------------------------------------------
                                 Schlumberger Ltd.                                                     270,000           18,697,500
                                 --------------------------------------------------------------------------------------------------
                                 Weatherford Enterra, Inc.(4)                                          170,000            4,908,750
                                 --------------------------------------------------------------------------------------------------
                                 Western Atlas, Inc.(4)                                                180,000            9,090,000
                                                                                                                       ------------
                                                                                                                         84,265,875
-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--3.9%             Atlantic Richfield Co.                                                190,000           21,042,500
                                 --------------------------------------------------------------------------------------------------
                                 MAPCO, Inc.                                                            50,000            2,731,250
                                 --------------------------------------------------------------------------------------------------
                                 Mobil Corp.                                                           113,000           12,656,000
                                 --------------------------------------------------------------------------------------------------
                                 Occidental Petroleum Corp.                                            850,000           18,168,750
                                 --------------------------------------------------------------------------------------------------
                                 Royal Dutch Petroleum Co.                                             115,000           16,229,375
                                 --------------------------------------------------------------------------------------------------
                                 Sun Co., Inc.                                                         137,500            3,764,063
                                 --------------------------------------------------------------------------------------------------
                                 Unocal Corp.                                                          350,000           10,193,750
                                                                                                                       ------------
                                                                                                                         84,785,688
-----------------------------------------------------------------------------------------------------------------------------------
Financial--8.0%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--4.7%                      Bank of New York Co., Inc. (The)                                      250,000           12,187,500
                                 --------------------------------------------------------------------------------------------------
                                 Chase Manhattan Corp.                                                 130,000            7,881,250
                                 --------------------------------------------------------------------------------------------------
                                 CoreStates Financial Corp.                                            500,000           18,937,500
                                 --------------------------------------------------------------------------------------------------
                                 First Bank System, Inc.                                               200,000            9,925,000
                                 --------------------------------------------------------------------------------------------------
                                 Firstar Corp.                                                         370,000           14,661,250
                                 --------------------------------------------------------------------------------------------------
                                 J.P. Morgan & Co., Inc.                                               105,000            8,426,250
                                 --------------------------------------------------------------------------------------------------
                                 TCF Financial Corp.                                                   410,000           13,581,250
                                 --------------------------------------------------------------------------------------------------
                                 UJB Financial Corp.                                                   250,000            8,937,500
                                 --------------------------------------------------------------------------------------------------
                                 Washington Mutual, Inc.                                               200,000            5,775,000
                                                                                                                       ------------
                                                                                                                        100,312,500
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--2.3%      H & R Block, Inc.                                                     300,000           12,150,000
                                 --------------------------------------------------------------------------------------------------
                                 Household International, Inc.                                         250,000           14,781,250
                                 --------------------------------------------------------------------------------------------------
                                 MBNA Corp.                                                            175,000            6,453,125
                                 --------------------------------------------------------------------------------------------------
                                 Travelers Group, Inc.                                                 270,000           16,976,250
                                                                                                                       ------------
                                                                                                                         50,360,625
-----------------------------------------------------------------------------------------------------------------------------------
Insurance--1.0%                  Chubb Corp.                                                           110,000           10,642,500
                                 --------------------------------------------------------------------------------------------------
                                 MGIC Investment Corp.                                                 120,000            6,510,000
                                 --------------------------------------------------------------------------------------------------
                                 Prudential Reinsurance Holdings, Inc.                                 137,400            3,211,725
                                                                                                                       ------------
                                                                                                                         20,364,225

                                 10  Oppenheimer Total Return Fund, Inc.

                                                                                                                       Market Value
                                                                                                        Shares         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--10.4%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--3.6%       Emerson Electric Co.                                                  280,000          $22,890,000
                                 --------------------------------------------------------------------------------------------------
                                 General Electric Co.                                                  450,000           32,400,000
                                 --------------------------------------------------------------------------------------------------
                                 Honeywell, Inc.                                                       365,000           17,748,125
                                 --------------------------------------------------------------------------------------------------
                                 Westinghouse Electric Corp.                                           250,000            4,125,000
                                                                                                                        -----------
                                                                                                                         77,163,125
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.5%       Corning, Inc.                                                         195,000            6,240,000
                                 --------------------------------------------------------------------------------------------------
                                 Rayonier, Inc.                                                        150,000            5,006,250
                                                                                                                        -----------
                                                                                                                         11,246,250
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--2.1%        Browning-Ferris Industries, Inc.                                      300,000            8,850,000
                                 --------------------------------------------------------------------------------------------------
                                 Danka Business System PLC, Sponsored ADR                              200,000            7,400,000
                                 --------------------------------------------------------------------------------------------------
                                 Reynolds & Reynolds Co., Cl. A                                        250,000            9,718,750
                                 --------------------------------------------------------------------------------------------------
                                 Service Corp. International                                           400,000           17,600,000
                                 --------------------------------------------------------------------------------------------------
                                 USA Waste Services, Inc.(4)                                           100,000            1,887,500
                                                                                                                        -----------
                                                                                                                         45,456,250
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.9%              American Standard Cos., Inc.(4)                                       146,500            4,102,000
                                 --------------------------------------------------------------------------------------------------
                                 Hanson PLC, ADR                                                     1,115,000           17,003,750
                                 --------------------------------------------------------------------------------------------------
                                 Tenneco, Inc.                                                         420,000           20,842,500
                                 --------------------------------------------------------------------------------------------------
                                 Tyco International Ltd.                                               590,000           21,018,750
                                                                                                                        -----------
                                                                                                                         62,967,000
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--1.3%             Burlington Northern Santa Fe Corp.                                    180,000           14,040,000
                                 --------------------------------------------------------------------------------------------------
                                 Union Pacific Corp.                                                   190,000           12,540,000
                                                                                                                        -----------
                                                                                                                         26,580,000
-----------------------------------------------------------------------------------------------------------------------------------
Technology--13.4%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.7%          Boeing Co.                                                            190,000           14,891,250
-----------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--3.7%          Bay Networks, Inc.(4)                                                 225,000            9,253,125
                                 --------------------------------------------------------------------------------------------------
                                 Cisco Systems, Inc.(4)                                                235,000           17,536,875
                                 --------------------------------------------------------------------------------------------------
                                 International Business Machines Corp.                                  70,000            6,422,500
                                 --------------------------------------------------------------------------------------------------
                                 Lexmark International Group, Inc., Cl. A(4)                           293,400            5,354,550
                                 --------------------------------------------------------------------------------------------------
                                 Objective Systems Integrators, Inc.(4)                                 12,000              657,000
                                 --------------------------------------------------------------------------------------------------
                                 Xerox Corp.                                                           300,000           41,100,000
                                                                                                                        -----------
                                                                                                                         80,324,050
-----------------------------------------------------------------------------------------------------------------------------------
Computer Software--1.7%          Adobe Systems, Inc.                                                   215,000           13,330,000
                                 --------------------------------------------------------------------------------------------------
                                 General Motors Corp., Cl. E                                           100,000            5,200,000
                                 --------------------------------------------------------------------------------------------------
                                 Nintendo Co. Ltd.                                                     197,300           15,014,830
                                 --------------------------------------------------------------------------------------------------
                                 Oracle Corp.(4)                                                        70,000            2,966,250
                                                                                                                        -----------
                                                                                                                         36,511,080


                                11  Oppenheimer Total Return Fund, Inc.


                                                                                                                       Market Value
                                                                                                        Shares         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Electronics--3.5%                ADT Ltd.(4)                                                           900,000       $   13,500,000
                                 --------------------------------------------------------------------------------------------------
                                 General Motors Corp., Cl. H                                           335,000           16,456,875
                                 --------------------------------------------------------------------------------------------------
                                 Hewlett-Packard Co.                                                   200,000           16,750,000
                                 --------------------------------------------------------------------------------------------------
                                 Intel Corp.                                                           220,000           12,485,000
                                 --------------------------------------------------------------------------------------------------
                                 LSI Logic Corp.(4)                                                    114,500            3,749,875
                                 --------------------------------------------------------------------------------------------------
                                 Motorola, Inc.                                                        135,000            7,695,000
                                 --------------------------------------------------------------------------------------------------
                                 Texas Instruments, Inc.                                                75,000            3,881,250
                                                                                                                     --------------
                                                                                                                         74,518,000

-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-              AT&T Corp.                                                            420,000           27,195,000
Technology--3.8%                 --------------------------------------------------------------------------------------------------
                                 L.M. Ericsson Telephone Co., Cl. B, ADR                               315,000            6,142,500
                                 --------------------------------------------------------------------------------------------------
                                 LCI International, Inc.(4)                                            825,000           16,912,500
                                 --------------------------------------------------------------------------------------------------
                                 Millicom, Inc.(4)                                                     400,000                   --
                                 --------------------------------------------------------------------------------------------------
                                 WorldCom, Inc.(4)                                                     863,300           30,431,325
                                                                                                                     --------------
                                                                                                                         80,681,325

-----------------------------------------------------------------------------------------------------------------------------------
Utilities--9.5%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--6.0%         Allegheny Power System, Inc.                                          450,000           12,881,250
                                 --------------------------------------------------------------------------------------------------
                                 Baltimore Gas & Electric Co.                                          500,000           14,250,000
                                 --------------------------------------------------------------------------------------------------
                                 Carolina Power & Light Co.                                            250,000            8,625,000
                                 --------------------------------------------------------------------------------------------------
                                 Detroit Edison Co.                                                    340,000           11,730,000
                                 --------------------------------------------------------------------------------------------------
                                 Dominion Resources, Inc.                                              300,000           12,375,000
                                 --------------------------------------------------------------------------------------------------
                                 FPL Group, Inc.                                                       200,000            9,275,000
                                 --------------------------------------------------------------------------------------------------
                                 Houston Industries, Inc.                                            1,000,000           24,250,000
                                 --------------------------------------------------------------------------------------------------
                                 Pacific Gas & Electric Co.                                            300,000            8,512,500
                                 --------------------------------------------------------------------------------------------------
                                 SCEcorp                                                               300,000            5,325,000
                                 --------------------------------------------------------------------------------------------------
                                 The Southern Company                                                  446,000           10,982,750
                                 --------------------------------------------------------------------------------------------------
                                 Unicom Corp.                                                          340,000           11,135,000
                                                                                                                     --------------
                                                                                                                        129,341,500

-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.8%              Panhandle Eastern Corp.                                               202,500            5,644,688
                                 --------------------------------------------------------------------------------------------------
                                 Sonat, Inc.                                                           335,000           11,934,375
                                                                                                                     --------------
                                                                                                                         17,579,063

-----------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--2.7%        GTE Corp.                                                             725,000           31,900,000
                                 --------------------------------------------------------------------------------------------------
                                 US West Communications Group                                          710,000           25,382,500
                                                                                                                     --------------
                                                                                                                         57,282,500
                                                                                                                     --------------
                                 Total Common Stocks (Cost $1,355,415,484)                                            1,698,035,856



                                 12  Oppenheimer Total Return Fund, Inc.

                                                                                                                       Market Value
                                                                                                        Shares         See Note 1
===================================================================================================================================
Preferred Stocks--4.3%
-----------------------------------------------------------------------------------------------------------------------------------
                                 Alco Standard Corp., $5.04 Depositary Shares each
                                 representing 1/100 of a share of Conversion Preferred Stock,
                                 Series BB, Automatically Convertible Equity Securities                 30,000          $ 2,565,000
                                 --------------------------------------------------------------------------------------------------
                                 American Express Co., Debt Exchangeable for
                                 Common Stock of First Data Corp., 6.25%, 10/15/96                     140,000            7,770,000
                                 --------------------------------------------------------------------------------------------------
                                 Boise Cascade Corp., $1.58 Cum. Cv., Series G                         200,000            5,725,000
                                 --------------------------------------------------------------------------------------------------
                                 Cooper Industries, Inc., Debt Exchangeable for
                                 Common Stock, 6% Exchangeable Nts., 1/1/99(4)                         455,000            6,256,250
                                 --------------------------------------------------------------------------------------------------
                                 Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C           95,000            5,640,625
                                 --------------------------------------------------------------------------------------------------
                                 Enron Corp., 6.25% Cv. Automatic Common Exchangeable Securities       145,000            3,480,000
                                 --------------------------------------------------------------------------------------------------
                                 Freeport-McMoRan Copper & Gold, Inc., Cv. Depositary Shares           270,000            7,357,500
                                 --------------------------------------------------------------------------------------------------
                                 General Motors Corp., $3.25 Cv., Series C                             150,000           10,987,500
                                 --------------------------------------------------------------------------------------------------
                                 James River Corp. of Virginia, $3.375 Cum. Cv. Exchangeable,
                                 Series K                                                              112,000            5,152,000
                                 --------------------------------------------------------------------------------------------------
                                 James River Corp. of Virginia, Depositary Shares each
                                 representing a one-hundredth interest in a share of Series P,
                                 9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock      200,000            4,675,000
                                 --------------------------------------------------------------------------------------------------
                                 Merrill Lynch & Co., Inc., 6.50% Cv. Structured Yield
                                 Enhanced Product Exchangeable for Stock due 8/15/98                   110,000            5,706,250
                                 --------------------------------------------------------------------------------------------------
                                 Noble Drilling Corp., $1.50 Cv. Exchangeable                          150,000            3,862,500
                                 --------------------------------------------------------------------------------------------------
                                 Occidental Petroleum Corp., $3.00 Cum. Cv.
                                 Canadian Occidental Petroleum Ltd.-Indexed                            210,000           13,046,250
                                 --------------------------------------------------------------------------------------------------
                                 Olympic Financial Ltd., $2.00 Cum. Cv. Exchangeable                    26,000            1,950,000
                                 --------------------------------------------------------------------------------------------------
                                 Owens-Corni ng Capital LLC, 6.50% Cv. Monthly Income
                                 Preferred Securities(2)                                                50,000            2,993,750
                                 --------------------------------------------------------------------------------------------------
                                 Reynolds Metals Co., 7% Preferred Redeemable Increased
                                 Dividend Equity Securities, $3.31 Cv., 12/31/97                       112,500            5,695,312
                                                                                                                        -----------
                                 Total Preferred Stocks (Cost $80,143,596)                                               92,862,937

                                                                                                        Units
===================================================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                 American Satellite Network, Inc. Wts., Exp. 6/99                      100,000                   --
                                 --------------------------------------------------------------------------------------------------
                                 Morgan Stanley Group Inc., Japanese Index Call Wts., Exp. 5/96         59,400               70,538
                                 --------------------------------------------------------------------------------------------------
                                 Windmere Corp. Wts., Exp. 1/98                                          5,815                   --
                                                                                                                        -----------
                                 Total Rights, Warrants and Certificates (Cost $356,479)                                     70,538


                                 13  Oppenheimer Total Return Fund, Inc.


                                                                                                   Face              Market Value
                                                                                                   Amount            See Note 1
===================================================================================================================================
Repurchase Agreement--12.5%
-----------------------------------------------------------------------------------------------------------------------------------
                                 Repurchase agreement with First Chicago Capital Markets, 5.90%, dated 12/29/95, to be repurchased at $269,176,344 on 1/2/96, collateralized by U.S. Treasury Nts., 5.125%--8.75%,
                                 12/31/96--11/5/04, with a value of $146,015,148, U.S. Treasury
                                 Bonds, 6.25%--11.25%, 8/15/03--8/15/23, with a
                                 value of $88,488,691 and U.S. Treasury Bills maturing 11/14/96,
                                 with a value of $40,128,351 (Cost $269,000,000)                  $269,000,000       $  269,000,000

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,795,221,760)                                                        100.7%       2,164,547,895
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                     (0.7)         (15,670,770)
                                                                                                  ------------       --------------
Net Assets                                                                                               100.0%      $2,148,877,125
                                                                                                  ============       ==============

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $22,523,125 or 1.05% of the Fund's net assets, at December 31, 1995.

3. Non-income producing--issuer is in default of interest payment.

4. Non-income producing security.

5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

6. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

7. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1995. Transactions during the period in which the issuer was an affiliate are as follows:

             Balance December 31, 1994        Gross Additions          Gross Reductions       Balance December 31, 1995    Dividend/
             ------------------------------   ----------------         ------------------     -------------------------    Interest
Stocks          Shares/Face      Cost         Shares/Face    Cost      Shares/Face    Cost    Shares/Face     Cost         Income
-----------------------------------------------------------------------------------------------------------------------------------
Angeion Corp.        500,000    $ 1,187,500          --      $     --     500,000   $ 1,187,500      --         $       --  $    --
-----------------------------------------------------------------------------------------------------------------------------------
Angeion Corp.
Wts.                 500,000             --          --            --     500,000            --      --                 --       --
-----------------------------------------------------------------------------------------------------------------------------------
Iwerks
Entertainment
Inc.                 540,000     15,476,580          --            --     540,000    15,476,580      --                 --       --
-----------------------------------------------------------------------------------------------------------------------------------
Regis Corp. of
Minnesota            700,000      7,670,613          --            --     700,000     7,670,613      --                 --       --

Bonds and Notes
-----------------------------------------------------------------------------------------------------------------------------------
Physician's Clinical
Laboratory, Inc.,
7.50% Cv. Sub.
Debs., 8/15/00(8)  4,000,000      4,000,000          --            --   1,000,000       950,663   3,000,000      3,049,337   102,064
                                -----------                  --------               -----------                 ----------  --------
                                $28,334,693                  $     --               $25,285,356                 $3,049,337  $102,064
                                ===========                  ========               ===========                 ==========  ========

8. Not an affiliate as of December 31, 1995. See accompanying Notes to Financial Statements.


                                 14  Oppenheimer Total Return Fund, Inc.

                        Statement of Assets and Liabilities   December 31, 1995


===================================================================================================================================
Assets                           Investments, at value (including repurchase agreement of $269,000,000)
                                 (cost $1,795,221,760)--see accompanying statement                                   $2,164,547,895
                                 --------------------------------------------------------------------------------------------------
                                 Cash                                                                                       603,529
                                 --------------------------------------------------------------------------------------------------
                                 Receivables:
                                 Investments sold                                                                        13,152,993
                                 Interest and dividends                                                                   5,980,940
                                 Shares of capital stock sold                                                             4,827,689
                                 --------------------------------------------------------------------------------------------------
                                 Other                                                                                       62,042
                                                                                                                     --------------
                                 Total assets                                                                         2,189,175,088

===================================================================================================================================
Liabilities                      Payables and other liabilities:
                                 Investments purchased                                                                   30,940,597
                                 Dividends                                                                                3,892,085
                                 Shares of capital stock redeemed                                                         3,474,228
                                 Distribution and service plan fees                                                       1,041,460
                                 Transfer and shareholder servicing agent fees                                              166,991
                                 Other                                                                                      782,602
                                                                                                                      -------------
                                 Total liabilities                                                                       40,297,963

===================================================================================================================================
Net Assets                                                                                                           $2,148,877,125
                                                                                                                     ==============

===================================================================================================================================
Composition of                   Par value of shares of capital stock                                                $   23,024,708
Net Assets                       --------------------------------------------------------------------------------------------------
                                 Additional paid-in capital                                                           1,764,793,058
                                 --------------------------------------------------------------------------------------------------
                                 Overdistributed net investment income                                                   (1,164,352)
                                 --------------------------------------------------------------------------------------------------
                                 Accumulated net realized loss on investment transactions                                (7,102,424)
                                 --------------------------------------------------------------------------------------------------
                                 Net unrealized appreciation on investments--Note 3                                     369,326,135
                                                                                                                     --------------
                                 Net assets                                                                          $2,148,877,125
                                                                                                                     --------------
===================================================================================================================================
Net Asset Value                  Class A Shares:
Per Share                        Net asset value and redemption price per share (based on net assets of
                                 $1,550,709,986 and 165,838,320 shares of capital stock outstanding)                          $9.35
                                 Maximum offering price per share (net asset value plus sales charge of
                                 5.75% of offering price)                                                                     $9.92

                                 --------------------------------------------------------------------------------------------------
                                 Class B Shares:
                                 Net asset value, redemption price and offering price per share (based on net assets
                                 of $589,803,565 and 63,513,824 shares of capital stock outstanding)                          $9.29

                                 --------------------------------------------------------------------------------------------------
                                 Class C Shares:
                                 Net asset value, redemption price and offering price per share (based on net assets
                                 of $1,654,870 and 177,427 shares of capital stock outstanding)                               $9.33

                                 --------------------------------------------------------------------------------------------------
                                 Class Y Shares:
                                 Net asset value, redemption price and offering price per share (based on net assets
                                 of $6,708,704 and 717,512 shares of capital stock outstanding)                               $9.35

                                 See accompanying Notes to Financial Statements.


                                 15  Oppenheimer Total Return Fund, Inc.

Statement of Operations For the Year Ended December 31, 1995

===================================================================================================================================
Investment Income                Dividends (net of foreign withholding taxes of $464,690)                              $ 45,617,587
                                 --------------------------------------------------------------------------------------------------
                                 Interest:
                                 Unaffiliated companies                                                                  20,247,858
                                 Affiliated companies                                                                       102,064
                                                                                                                       ------------
                                 Total income                                                                            65,967,509

===================================================================================================================================
Expenses                         Management fees--Note 5                                                                 10,289,397
                                 --------------------------------------------------------------------------------------------------
                                 Distribution and service plan fees--Note 5:
                                 Class A                                                                                  2,439,398
                                 Class B                                                                                  5,101,553
                                 Class C                                                                                      2,582
                                 --------------------------------------------------------------------------------------------------
                                 Transfer and shareholder servicing agent fees--Note 5                                    2,377,275
                                 --------------------------------------------------------------------------------------------------
                                 Shareholder reports                                                                      1,115,661
                                 --------------------------------------------------------------------------------------------------
                                 Custodian fees and expenses                                                                180,855
                                 --------------------------------------------------------------------------------------------------
                                 Legal and auditing fees                                                                     46,421
                                 --------------------------------------------------------------------------------------------------
                                 Insurance expenses                                                                          43,168
                                 --------------------------------------------------------------------------------------------------
                                 Directors' fees and expenses                                                                34,014
                                 --------------------------------------------------------------------------------------------------
                                 Registration and filing fees:
                                 Class B                                                                                     31,950
                                 Class C                                                                                        548
                                 Class Y                                                                                      1,347
                                 --------------------------------------------------------------------------------------------------
                                 Other                                                                                      183,020
                                                                                                                       ------------
                                 Total expenses                                                                          21,847,189

===================================================================================================================================
Net Investment Income                                                                                                    44,120,320

===================================================================================================================================
Realized and Unrealized          Net realized gain (loss) on:
Gain (Loss)                      Investments:
                                 Unaffiliated companies                                                                 144,804,260
                                 Affiliated companies                                                                    (7,738,343)
                                 Closing and expiration of option contracts written--Note 4                                   6,574
                                 Foreign currency transactions                                                              494,774
                                                                                                                       ------------
                                 Net realized gain                                                                      137,567,265

                                 --------------------------------------------------------------------------------------------------
                                 Net change in unrealized appreciation or depreciation on:
                                 Investments                                                                            314,314,802
                                 Translation of assets and liabilities denominated in foreign currencies                    466,759
                                                                                                                       ------------
                                 Net change                                                                             314,781,561
                                                                                                                       ------------
                                 Net realized and unrealized gain                                                       452,348,826

===================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $496,469,146
                                                                                                                       ============

                                 See accompanying Notes to Financial Statements.


                                 16  Oppenheimer Total Return Fund, Inc.

                                 Statements of Changes in Net Assets


                                                                                                 Year Ended December 31,
                                                                                                 1995                1994
===================================================================================================================================
Operations                       Net investment income                                           $   44,120,320      $   43,933,939
                                 --------------------------------------------------------------------------------------------------
                                 Net realized gain (loss)                                           137,567,265         (22,943,925)
                                 --------------------------------------------------------------------------------------------------
                                 Net change in unrealized appreciation or depreciation              314,781,561        (159,658,425)
                                 --------------------------------------------------------------------------------------------------
                                 Net increase (decrease) in net assets resulting from operations    496,469,146        (138,668,411)

===================================================================================================================================
Dividends and                    Dividends from net investment income:
Distributions to                 Class A                                                            (35,374,788)        (32,935,100)
Shareholders                     Class B                                                             (9,099,459)         (7,410,674)
                                 Class C                                                                (11,241)                 --
                                 Class Y                                                               (121,199)             (9,979)
                                 --------------------------------------------------------------------------------------------------
                                 Distributions from net realized gain:
                                 Class A                                                            (85,267,758)                 --
                                 Class B                                                            (32,692,902)                 --
                                 Class C                                                                (84,903)                 --
                                 Class Y                                                               (366,754)                 --

===================================================================================================================================
Capital Stock                    Net increase in net assets resulting from capital stock transactions--Note 2:
Transactions                     Class A                                                             69,917,082         150,027,163
                                 Class B                                                             72,588,581         251,910,438
                                 Class C                                                              1,689,246                  --
                                 Class Y                                                              5,093,914           1,113,774

===================================================================================================================================
Net Assets                       Total increase                                                     482,738,965         224,027,211
                                 --------------------------------------------------------------------------------------------------
                                 Beginning of period                                              1,666,138,160       1,442,110,949
                                                                                                 --------------      --------------
                                 End of period [including undistributed (overdistributed) net
                                 investment income of ($1,164,352) and $1,960,766, respectively] $2,148,877,125      $1,666,138,160
                                                                                                 ==============      ==============

                                 See accompanying Notes to Financial Statements.


                                 17  Oppenheimer Total Return Fund, Inc.

Financial Highlights

                                                Class A
                                                --------------------------------------------------------------

                                                Year Ended December 31,
                                                1995         1994       1993        1992         1991
==============================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                 $7.80        $8.69       $7.84      $7.49         $6.13
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .23          .23         .18        .17           .24
Net realized and unrealized gain (loss)               2.09         (.91)       1.45        .75          1.91
                                                ----------   ----------   ---------   --------     ---------
Total income (loss) from investment operations        2.32         (.68)       1.63        .92          2.15

--------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.22)        (.21)       (.20)      (.20)         (.23)
Distributions from net realized gain                  (.55)          --        (.58)      (.37)         (.56)
                                                ----------  ----------   ---------   --------     ---------
Total dividends and distributions
to shareholders                                       (.77)        (.21)       (.78)      (.57)         (.79)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.35        $7.80       $8.69      $7.84         $7.49
                                                ==========   ==========   =========   ========     =========
==============================================================================================================
Total Return, at Net Asset Value(4)                  30.12%       (7.86)%     21.24%     12.83%        36.26%
==============================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)        $1,550,710   $1,235,637  $1,223,395   $795,474      $555,865
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $1,394,245   $1,261,729    $992,381   $662,917      $475,741
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 2.53%        2.88%       2.21%      2.68%         3.26%
Expenses                                               .92%        1.01%        .93%       .96%          .95%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                            84.8%       117.2%      143.9%     143.5%        161.5%
Average brokerage commission rate(7)                 $0.08           --           --         --            --


1. For the period from June 1, 1994 (inception of offering) to December 31,
1994.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     18  Oppenheimer Total Return Fund, Inc.


                                                                Class B                                Class C       Class Y
----------------------------------------------------------      -------------------------------        --------  ---------------
                                                                                                       Period
                                                                                                       Ended     Year Ended
                                                                Year Ended December 31,                Dec. 31,  December 31,
1990        1989        1988         1987         1986          1995        1994         1993(3)       1995(2)   1995     1994(1)
================================================================================================================================

    $6.68      $6.35       $5.95        $6.76        $6.81        $7.76        $8.66       $8.23        $9.19     $7.80    $8.23
--------------------------------------------------------------------------------------------------------------------------------

      .24        .27         .26          .25          .35          .15          .17         .09          .07       .20      .15
     (.49)       .93         .53          .63         1.00         2.08         (.91)       1.03          .73      2.13     (.41)
---------    -------    --------     --------      --------    --------      --------    -------     --------    ------    -----
     (.25)      1.20         .79          .88         1.35         2.23         (.74)       1.12          .80      2.33     (.26)

--------------------------------------------------------------------------------------------------------------------------------

     (.24)      (.28)       (.27)        (.32)        (.37)        (.15)        (.16)       (.11)        (.11)     (.23)    (.17)
     (.06)      (.59)       (.12)       (1.37)       (1.03)        (.55)         --         (.58)        (.55)     (.55)      --
 --------     ------     -------      -------      -------     --------     --------     -------      -------    ------   ------

     (.30)      (.87)       (.39)       (1.69)       (1.40)        (.70)        (.16)       (.69)        (.66)     (.78)    (.17)
--------------------------------------------------------------------------------------------------------------------------------
    $6.13      $6.68       $6.35        $5.95        $6.76        $9.29        $7.76       $8.66        $9.33     $9.35    $7.80
=========   ========    ========      =======     ========     ========     ========     =======       ======    ======   ======
================================================================================================================================
   (3.86)%     19.25%      13.35%       12.35%       19.70%       29.03%       (8.64)%      13.91%       8.82%    30.23%   (3.15)%
================================================================================================================================

$396,240    $389,413    $314,039     $274,068     $234,674     $589,804     $429,427     $218,716      $1,655    $6,709   $1,074
--------------------------------------------------------------------------------------------------------------------------------
$394,903    $356,994    $298,509     $277,877     $246,530     $510,744     $360,773     $  90,952     $  784    $3,944   $  320
--------------------------------------------------------------------------------------------------------------------------------

   3.87%        3.96%       4.22%        3.42%        4.37%        1.70%        2.11%         1.09%(5)   1.42%(5)  2.51%    4.07%(5)
    .98%         .98%        .94%         .88%         .85%        1.75%        1.87%         1.87%(5)   1.77%(5)   .87%     .96%(5)
--------------------------------------------------------------------------------------------------------------------------------
  114.1%       151.6%      127.3%       173.4%        88.3%        84.8%       117.2%        143.9%       84.8%    84.8%   117.2%
     --           --          --           --           --        $0.08           --            --       $0.08    $0.08      --

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $1,485,059,143 and $1,650,904,965, respectively.

7. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


                    19 Oppenheimer Total Return Fund, Inc.

Notes to Financial Statements

================================================================================
1. Significant
   Accounting Policies

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return through invest ments which are expected to provide opportunities for growth or to produce income, or both. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class A, Class B and Class C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------

Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


20  Oppenheimer Total Return Fund, Inc.

===============================================================================
1. Significant
   Accounting Policies
   (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended December 31, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect a decrease in undistributed net investment income of $2,638,751. Accumulated net realized loss on investments was decreased by the same amount.

-------------------------------------------------------------------------------

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. Capital Stock

The Fund has authorized 450,000,000, 200,000,000, 200,000,000 and 10,000,000
shares of $.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:


                                          Year Ended December 31, 1995(2)    Year Ended December 31, 1994(1)
                                          ---------------------------------  --------------------------------
                                          Shares              Amount            Shares            Amount
-------------------------------------------------------------------------------------------------------------
Class A:
Sold                                        18,844,314        $166,165,690      36,009,865       $302,062,255
Dividends and distributions reinvested      12,296,649         112,950,173       3,725,296         30,098,615
Redeemed                                   (23,719,242)       (209,198,781)    (22,029,323)      (182,133,707)
                                          ------------        ------------      ----------       ------------
Net increase                                 7,421,721        $ 69,917,082      17,705,838       $150,027,163
                                          ============        ============      ==========       ============
-------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        13,740,203        $120,055,138      35,786,510       $297,977,920
Dividends and distributions reinvested       4,344,180          39,709,825         864,830          6,912,262
Redeemed                                    (9,944,572)        (87,176,382)     (6,537,842)       (52,979,744)
                                          ------------        ------------      ----------       ------------
Net increase                                 8,139,811        $ 72,588,581      30,113,498       $251,910,438
                                          ============        ============      ==========       ============
-------------------------------------------------------------------------------------------------------------
Class C:
Sold                                          172,793         $  1,648,892             --        $         --
Dividends and distributions reinvested         10,117               93,507             --                  --
Redeemed                                       (5,483)             (53,153)            --                  --
                                          -----------         ------------      ---------        ------------
Net increase                                  177,427         $  1,689,246             --        $         --
                                          ===========         ============     ==========        ============

-------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                          635,605         $  5,604,059         144,607       $  1,168,840
Dividends and distributions reinvested         52,875              487,953           1,275              9,979
Redeemed                                     (108,744)            (998,098)         (8,106)           (65,045)
                                          -----------         ------------       ---------       ------------
Net increase                                  579,736         $  5,093,914         137,776       $  1,113,774
                                          ===========         ============       =========       ============


1. For the year ended December 31, 1994 for Class A and Class B shares and for the period from June 1, 1994 (inception of offering) to December 31, 1994 for Class Y shares.

2. For the year ended December 31, 1995 for Class A, Class B and Class Y shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.

                    21 Oppenheimer Total Return Fund, Inc.

===============================================================================
3. Unrealized Gains and
   Losses on Investments

At December 31, 1995, net unrealized appreciation on investments of $369,326,135 was composed of gross appreciation of $389,468,272, and gross depreciation of $20,142,137.

===============================================================================
4. Option Activity

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Written option activity for the year ended December 31, 1995 was as follows:


                                                                   Call Options
                                                                   ---------------------------
                                                                   Number of         Amount of
                                                                   Options           Premiums
----------------------------------------------------------------------------------------------
Options outstanding at December 31, 1994                             500              $ 36,499
----------------------------------------------------------------------------------------------
Options written                                                    1,350               272,066
----------------------------------------------------------------------------------------------
Options closed or expired                                            (50)              (19,225)
----------------------------------------------------------------------------------------------
Options exercised                                                 (1,800)             (289,340)
                                                                   -----              --------
                                                                      --              $     --
Options outstanding at December 31, 1995                           =====              ========


                    22 Oppenheimer Total Return Fund, Inc.

===============================================================================
5. Management Fees and
   Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $100 million of average annual net assets with a reduction of .05% on each $100 million thereafter, to .50% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

     For the year ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $4,061,349, of which $1,236,003 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,949,198 and $13,076, of which $240,339 was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $1,488,860 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Directors may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $18,856,726 for Class B and $22,302 for Class C. During the year ended December 31, 1995, OFDI paid $176,017 and $52,749, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $4,233,886 and $2,325, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs, respectively.

================================================================================
6. Illiquid and Restricted
   Securities

At December 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at December 31, 1995 was $30,780 which represents less than .01% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                  Valuation Per Unit as
Security                                Acquisition Date        Cost Per Unit     of Dec. 31, 1995
-------------------------------------------------------------------------------------------------------
Lynx Therapeutics, Inc.                 10/19/92                $.67                               $.20


Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

                     23 Oppenheimer Total Return Fund, Inc.

Independent Auditors' Report


===============================================================================

The Board of Directors and Shareholders of Oppenheimer Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Total Return Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for the period January 1, 1986 to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1996


                    24 Oppenheimer Total Return Fund, Inc.

Federal Income Tax Information (Unaudited)


===============================================================================
In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $.6240, $.6046, $.6123 and $.6252 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 27, 1995, of which, for each class of shares, $.4301 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended December 31, 1995 which are not designated as capital gain distributions should be multiplied by 62.18% to arrive at the net amount eligible for the corporate dividend- received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


Shareholder Meeting (Unaudited)

===============================================================================
On July 26, 1995, a special shareholder meeting was held at which the nine Directors identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning January 1, 1995 was ratified (Proposal No. 1), and the Fund's amended Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 2). The following is a report of the votes cast:

                                                                 Withheld/        Broker
Nominee/Proposal           For                 Against           Abstain          Non-Votes       Total
----------------------------------------------------------------------------------------------------------------
Robert G. Avis             116,498,343.470     2,777,694.854              --      2,546,072       119,276,038.324
William A. Baker           116,252,727.328     3,023,310.996              --      2,546,072       119,276,038.324
Charles Conrad, Jr.        116,818,400.216     2,457,638.108              --      2,546,072       119,276,038.324
Jon S. Fossel              116,454,599.752     2,821,438.572              --      2,546,072       119,276,038.324
Raymond J. Kalinowski      116,433,926.500     2,842,111.824              --      2,546,072       119,276,038.324
C. Howard Kast             116,206,535.263     3,069,503.061              --      2,546,072       119,276,038.324
Robert M. Kirchner         116,537,828.993     2,738,209.331              --      2,546,072       119,276,038.324
Ned M. Steel               116,314,824.274     2,961,214.050              --      2,546,072       119,276,038.324
James C. Swain             116,882,313.931     2,393,724.393              --      2,546,072       119,276,038.324

Proposal No. 1             113,378,286.653       836,840.483   5,060,911.188      2,546,072       119,276,038.324
Proposal No. 2              26,380,366.184       748,906.162   1,870,305.706      7,901,703        28,999,578.052

                    25  Oppenheimer Total Return Fund, Inc.

                        Oppenheimer Total Return Fund, Inc.

===============================================================================
Officers and Directors

                        James C. Swain, Chairman and Chief Executive Officer
                        Robert G. Avis, Director
                        William A. Baker, Director
                        Charles Conrad, Jr., Director
                        Jon S. Fossel, Director
                        Raymond J. Kalinowski, Director
                        C. Howard Kast, Director
                        Robert M. Kirchner, Director
                        Bridget A. Macaskill, Director and President
                        Ned M. Steel, Director
                        Andrew J. Donohue, Vice President
                        Bruce Bartlett, Vice President
                        Diane Sobin, Vice President
                        George C. Bowen, Vice President, Secretary and Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary
===============================================================================
Investment Advisor      OppenheimerFunds, Inc.

===============================================================================
Distributor             OppenheimerFunds Distributor, Inc.

===============================================================================
Transfer and            Oppenheimer Fund Services
Shareholder
Servicing Agent

===============================================================================
Custodian of            The Bank of New York
Portfolio Securities

===============================================================================
Independent Auditors    Deloitte & Touche LLP

===============================================================================
Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.

                        This is a copy of a report to shareholders of Oppenheimer Total Return Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Total Return Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                        26 Oppenheimer Total Return Fund, Inc.

Oppenheimer Funds Family


================================================================================
OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.

     At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

============================================================================================
Stock Funds          Global Emerging Growth Fund          Growth Fund
                     Enterprise Fund                      Global Fund
                     Discovery Fund                       Quest Global Value Fund
                     Quest Small Cap Value Fund           Oppenheimer Fund
                     Gold & Special Minerals Fund         Value Stock Fund
                     Target Fund                          Quest Value Fund

============================================================================================
Stock & Bond Funds   Main Street Income & Growth Fund     Global Growth & Income Fund
                     Quest Opportunity Value Fund         Equity Income Fund
                     Total Return Fund                    Asset Allocation Fund
                     Quest Growth & Income Value Fund     Strategic Income & Growth Fund

============================================================================================
Bond Funds           International Bond Fund              Bond Fund
                     High Yield Fund                      U.S. Government Trust
                     Strategic Income Fund                Limited-Term Government Fund
                     Champion Income Fund

============================================================================================
Tax-Exempt Funds     California Tax-Exempt Fund(2)       Pennsylvania Tax-Exempt Fund(2)
                     Florida Tax-Exempt Fund(2)          Tax-Free Bond Fund
                     New Jersey Tax-Exempt Fund(2)       Insured Tax-Exempt Fund
                     New York Tax-Exempt Fund(2          Intermediate Tax-Exempt Fund

============================================================================================
Money Market Funds   Money Market Fund                   Cash Reserves


1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Available only to investors in certain states.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


27   Oppenheimer Total Return Fund, Inc.

Information
General Information
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions

1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0420.001.1295     February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

    So call us today--we're here to help.

-------------------------------------------------------------------------------

[Oppenheimer Logo]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

--------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
--------------